UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

VIGIL NEUROSCIENCE, INC.

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Your Vote Counts! VIGIL NEUROSCIENCE, INC. 1 BROADWAY, 7TH FLOOR, SUITE 07-300 CAMBRIDGE, MA 02142 VIGIL NEUROSCIENCE, INC. 2022 Annual Meeting Vote by June 8, 2022 11:59 PM ET You invested in VIGIL NEUROSCIENCE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 9, 2022. Vote Virtually at the Meeting* June 9, 2022 8:30 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/VIGL2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 D80071-P68752 Get informed before you vote View the Notice, Proxy Statement and our 2021 Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. The more complete proxy materials, which contain important information and are available to you on the Internet or by mail. Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review the proxy materials at www.ProxyVote.com before voting. Vote at www.ProxyVote.com Voting Items Board Recommends D80072-P68752 1. To elect two class I directors to our board of directors, to serve until the 2025 annual meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal: Nominees: 1b. Gerhard Koenig, PhD 2. Ratification of the appointment of PricewaterhouseCoopers LLP as Vigil’s independent registered public accounting firm for the fiscal year ending December 31, 2022. 1a. Shaan Gandhi, MD, PhD, MBA Note: The proxies are authorized to vote on such other business as may properly come before meeting or and adjournment thereof. For For For